Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Benchmark Electronics, Inc. (the Company) on Form 10-K for the fiscal year ended December 31, 2023 (the Report), I certify to the best of my knowledge that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2024	By:	/s/ Roop K. Lakkaraju
Roop K. Lakkaraju
Chief Financial Officer
(principal financial and accounting officer)